UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23135

Oppenheimer Macquarie Global Infrastructure Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2017

Item 1. Reports to Stockholders.

Annual Report 10/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Macquarie Global Infrastructure Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P Global Infrastructure Index	MSCI World Index
1-Year	16.11%	9.43%	17.54%	22.77%
Since Inception (5/26/16)	11.76	7.22	14.34	16.90

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

From October 31, 2016 to October 31, 2017 (the “reporting period”), the Fund’s Class A shares (without sales charge) returned 16.11%. During a period marked by improving business sentiment, slow tapering of central bank stimulus, and geopolitical events, the Fund underperformed the S&P Global Infrastructure Index (the “Index”), which returned 17.54%. Past performance is not a guide to future returns.

MARKET OVERVIEW

Markets started the annual period on a positive note, with business and consumer sentiment hitting highs in the U.S. and inflation figures generally coming in above expectations. Economic data continued to show signs that the global slowdown evident in early 2016 is abating. Improving strength of U.S. and global economic indicators through 2017 helped maintain expectations of a cyclical upswing in growth. Key business surveys on manufacturing and services were strong and beat expectations, indicating a strong outlook for growth in the short term.

Although business sentiment was relatively buoyant, oil prices weakened over the period, breaking back down through $50 a barrel in March, as U.S. supply continued to grow and OPEC’s production cuts looked less rigidly applied than hoped.

3        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Throughout the annual period, central banks continued to slowly reduce monetary stimulus, with well telegraphed moves that were taken positively by markets. The U.S. Federal Reserve (the “Fed”) hiked rates in December 2016 (as widely expected). The accompanying statement was more hawkish than many expected, forecasting a pickup in growth and employment and one more rate hike for 2017 than they had previously indicated.

The Fed followed through on their comments and hiked its short-term rates in March for the third time since the financial crisis, marking an increase in the pace of rate moves.

The Fed announced the (slow) taper of their balance sheet in October, and has strongly hinted at a December rate hike.

Geopolitical developments were significant during the period. Brexit negotiations continued to inch along with very little progress as fears of a “hard” Brexit continue. In Spain, Catalonian separatists made moves to strengthen their claim to independence, including holding an election deemed illegal by the central government in Madrid. Tensions between North Korea and the world also flared up, as a result of a North Korean test missile that was fired over Japan. Market reactions have remained muted as investors view the most negative outcomes as far too costly, and therefore unlikely.

The world experienced a major unexpected event in early November 2016, with the U.S. election delivering a victory to Donald J. Trump, the Republican candidate. Markets began to price in optimism on fiscal spending and potential for broad reforms as it became clear the Republican Party would control the Presidency, and have controlling majorities in the House and Senate. Investors were most positive on potential fiscal expansion, through both infrastructure spending and tax cuts for individuals and corporations.

When Donald Trump was sworn in as the new U.S. President at the end of January he promptly began pushing against long-held U.S. policies, including bans on immigration and initiated moves to improve the regulatory environment for pipelines.

In October 2017 investors held optimism for a renewed reform agenda in the US and the potential for reflation that it could drive. The catalyst was the release of Trump’s tax proposal, which proposed cuts to corporate tax rates, a simplification of personal tax, and repatriation of offshore profits. The proposal is promising but it‘s unclear how it will be passed by congress and what the impact on U.S. debt levels will be. The feeling that the reform agenda was moving once more was a key catalyst for markets.

4        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FUND REVIEW

The Fund invests in companies that own and/or operate infrastructure assets that provide essential services, have strong strategic positions, and are able to generate sustainable and growing cash flow streams for shareholders.

The Gas Utilities sector was the largest contributor versus the Index, led by ENN Energy Holdings. Specifically, the Chinese government began the process of enforcing a mandatory shut down of all small capacity coal boilers for winter heating. This is a positive outlook as the company expects to see large volume growth of gas in the coming months and as a result, raised its 2017 gas volume growth guidance from +15% to +25%.

The portfolio’s exposure to the Transportation Infrastructure sector improved the portfolio’s return compared to the Index, notably benefitting from potential merger activity. OHL Mexico was up after announcing a tender offer from IFM, an Australian private equity fund, which purchased 85% of the shares. We retain our position in OHL Mexico as we believe the equity remains undervalued by the market. Prumo Logistica was another strong performer in the sector. Prumo had previously received a tender offer from EIG. After issues related to an additional valuation report were settled, EIG began increasing its position in Prumo and ended the month controlling approximately 80% of the company’s shares.

The Water Utilities sector was a detractor during the period, primarily because of the portfolio’s position in Compania de Saneamento do Parana (Sanepar), which fell on the back of regulatory uncertainty. Sanepar’s regulator opened consultations around water tariff increases in March. The outcome of managements’ negotiations with the regulator is uncertain, which weighed on the stock’s price. The portfolio’s other position in the Water sector, Pennon Group, also ended the period negatively.

A notable detractor was the Fund’s underweight to the Multi-Utilities sector. The sector was up during the period causing the general underweight to hurt performance compared to the Index. Particularly weak was National Grid over concerns that the changing regulatory environment in the UK could impact the future prospects of the company’s revenues.

STRATEGY & OUTLOOK

The overall pace of global growth remains robust, which is positive for fundamentals. We continue to note that much of the improvements look already factored into market pricing, which gives less room for error – though so far the expectations for corporate earnings have been largely met. There are a number of political developments coming up that are important for markets, most notably in the U.S. The first is the naming of the next U.S. Federal Reserve Chair (expected early November), which is crucial given the

5        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

importance of that central bank. A ‘business as usual’ approach is expected by the market, and any deviation from that bears watching. The other is the progress of tax reform legislation, which is slowly grinding through the U.S. administration and is important for the revival of the U.S. reform agenda. In this environment we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Brad Frishberg, CFA Portfolio Manager

Anthony Felton, CFA Portfolio Manager

Jonathon Ong, CFA Portfolio Manager

The Fund’s Portfolio Managers are employed by its Sub-Sub-Adviser, Macquarie Capital Investment Management LLC.

The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

6        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Cheniere Energy, Inc.	5.6%
Enbridge, Inc.	5.5
Sempra Energy	4.9
NextEra Energy, Inc.	4.1
National Grid plc	3.9
TransCanada Corp.	3.8
Kinder Morgan, Inc.	3.5
Transurban Group	3.5
Iberdrola SA	3.3
Enav SpA	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	39.6%
Canada	10.3
Italy	8.7
Australia	8.4
China	6.8
Spain	5.7
United Kingdom	4.9
Mexico	3.9
Switzerland	2.3
France	2.1

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	26.8%
Transportation Infrastructure	23.8
Electric Utilities	16.0
Multi-Utilities	11.3
Gas Utilities	8.0
Real Estate Investment Trusts (REITs)	3.9
Independent Power and Renewable Electricity Producers	1.8
Water Utilities	1.7
Construction & Engineering	1.5
Road & Rail	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets.

7        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception		Since
	Date	1-Year	Inception
Class A (OQGAX)	5/26/16	16.11%	11.76%
Class C (OQGCX)	5/26/16	15.28	10.90
Class I (OQGIX)	5/26/16	16.60	12.16
Class R (OQGRX)	5/26/16	15.74	11.44
Class Y (OQGYX)	5/26/16	16.41	12.05

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17
	Inception		Since
	Date	1-Year	Inception
Class A (OQGAX)	5/26/16	9.43%	7.22%
Class C (OQGCX)	5/26/16	14.28	10.90
Class I (OQGIX)	5/26/16	16.60	12.16
Class R (OQGRX)	5/26/16	15.74	11.44
Class Y (OQGYX)	5/26/16	16.41	12.05

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P Global Infrastructure Index and the MSCI World Index. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The MSCI World Index is an index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	May 1, 2017	October 31, 2017	October 31, 2017
Class A	$ 1,000.00	$ 1,069.30	$ 7.06
Class C	1,000.00	1,065.80	11.25
Class I	1,000.00	1,072.00	5.24
Class R	1,000.00	1,068.00	8.64
Class Y	1,000.00	1,071.80	5.76

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.40	6.89
Class C	1,000.00	1,014.37	10.97
Class I	1,000.00	1,020.16	5.10
Class R	1,000.00	1,016.89	8.42
Class Y	1,000.00	1,019.66	5.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.35%
Class C	2.15
Class I	1.00
Class R	1.65
Class Y	1.10

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS October 31, 2017

	Shares	Value
Common Stocks—95.5%
Energy—26.8%
Oil, Gas & Consumable Fuels—26.8%
Cheniere Energy, Inc.[1]	27,500	$1,285,350
Enbridge Energy Partners LP2	14,700	221,676
Enbridge, Inc.	32,969	1,267,036
Enterprise Products Partners LP2	16,600	406,700
Kinder Morgan, Inc.	44,900	813,139
Koninklijke Vopak NV	7,594	328,759
Magellan Midstream Partners LP2	5,700	391,647
Pembina Pipeline Corp.	6,692	221,234
TransCanada Corp.	18,424	874,715
Williams Cos., Inc. (The)	11,700	333,450
		6,143,706
Financials—3.9%
Real Estate Investment Trusts (REITs)—3.9%
American Tower Corp.	2,200	316,074
Crown Castle International Corp.	5,400	578,232
		894,306
Industrials—26.0%
Construction & Engineering—1.5%
Ferrovial SA	15,262	331,659
Road & Rail—0.7%
East Japan Railway Co.	1,700	165,107
Transportation Infrastructure—23.8%
Aena SME SA3	1,081	198,382
Atlantia SpA	10,241	333,754
China Merchants Port Holdings Co. Ltd.	171,696	537,553
COSCO SHIPPING Ports Ltd.	301,306	348,581
Enav SpA[3]	142,909	680,704
Flughafen Zurich AG	2,422	527,207
Groupe Eurotunnel SE	38,705	486,587
Hutchison Port Holdings Trust, Cl. U	851,900	366,715

	Shares	Value
Transportation Infrastructure (Continued)
OHL Mexico SAB de CV	241,500	$427,279
Prumo Logistica SA1	27,682	94,183
Sydney Airport	123,026	669,942
Transurban Group	85,253	794,083
		5,464,970
Utilities—38.8%
Electric Utilities—16.0%
American Electric Power Co., Inc.	2,600	193,466
CLP Holdings Ltd.	22,000	223,771
Edison International	2,500	199,875
Enel SpA	71,458	443,247
Iberdrola SA	93,108	752,678
NextEra Energy, Inc.	6,100	945,927
PG&E Corp.	10,000	577,700
Terna Rete Elettrica Nazionale SpA	53,415	322,301
		3,658,965
Gas Utilities—8.0%
APA Group	69,471	455,439
ENN Energy Holdings Ltd.	34,000	249,629
Infraestructura Energetica Nova SAB de CV	87,900	448,813
Snam SpA	44,351	226,614
Southwest Gas Holdings, Inc.	5,593	460,807
		1,841,302
Independent Power and Renewable Electricity Producers—1.8%
China Longyuan Power Group Corp. Ltd., Cl. H	231,000	171,179
Huadian Fuxin Energy Corp. Ltd., Cl. H	940,000	245,004
		416,183
Multi-Utilities—11.3%
Dominion Energy, Inc.	2,900	235,306
Innogy SE3	6,862	319,328
National Grid plc	74,938	901,825
Sempra Energy	9,600	1,128,000
		2,584,459

12        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

	Shares	Value
Water Utilities—1.7%
Compania de Saneamento do Parana	53,100	$176,118
Pennon Group plc	20,761	219,012
		395,130
Total Common Stocks (Cost $20,289,463)		21,895,787

	Units
Rights, Warrants and Certificates—0.0%
Ferrovial SA Rts., Strike Price 1EUR, Exp. 11/13/17[1] (Cost $7,170)	15,262	7,343

	Shares	Value
Investment Company—4.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[4,5] (Cost $984,126)	984,126	$984,126
Total Investments, at Value (Cost $21,280,759)	99.8%	22,887,256
Net Other Assets (Liabilities)	0.2	48,865
Net Assets	100.0%	$22,936,121

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,198,414 or 5.23% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares October 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	544,518	8,596,432	8,156,824	984,126

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$984,126	$5,779	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$ 9,071,475	39.6%
Canada	2,362,985	10.3
Italy	2,006,620	8.7
Australia	1,919,465	8.4
China	1,548,200	6.8

13        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Spain	$ 1,290,062	5.7%
United Kingdom	1,120,838	4.9
Mexico	876,092	3.9
Switzerland	527,207	2.3
France	486,587	2.1
Singapore	366,715	1.6
Netherlands	328,759	1.4
Germany	319,328	1.4
Brazil	270,301	1.2
Hong Kong	227,515	1.0
Japan	165,107	0.7
Total	$ 22,887,256	100.0%

Glossary:

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

See accompanying Notes to Financial Statements.

14        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $20,296,633)	$21,903,130
Affiliated companies (cost $984,126)	984,126
22,887,256
Receivables and other assets:
Dividends	59,095
Shares of beneficial interest sold	4,028
Other	33,159
Total assets	22,983,538
Liabilities
Bank overdraft	7,097
Payables and other liabilities:
Shares of beneficial interest redeemed	8,750
Distribution and service plan fees	4,565
Shareholder communications	3,771
Investments purchased	842
Trustees’ compensation	71
Other	22,321
Total liabilities	47,417
Net Assets	$22,936,121

Composition of Net Assets
Par value of shares of beneficial interest	$2,025
Additional paid-in capital	20,983,871
Accumulated net investment income	8,597
Accumulated net realized gain on investments and foreign currency transactions	335,104
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,606,524
Net Assets	$22,936,121

15        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $17,629,044 and 1,555,867 shares of beneficial interest outstanding)	$11.33

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.02

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,021,796 and 178,934 shares of beneficial interest outstanding)	$11.30

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,338 and 1,000 shares of beneficial interest outstanding)	$11.34

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,267,248 and 200,209 shares of beneficial interest outstanding)	$11.32

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,006,695 and 88,727 shares of beneficial interest outstanding)	$11.35

See accompanying Notes to Financial Statements.

16        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $36,916)	$537,615
Affiliated companies	5,779
Interest	552
Total investment income	543,946
Expenses
Management fees	147,685
Distribution and service plan fees:
Class A	8,050
Class C	11,821
Class R	4,372
Transfer and shareholder servicing agent fees:
Class A	30,525
Class C	2,607
Class I	4
Class R	1,941
Class Y	1,004
Shareholder communications:
Class A	7,226
Class C	4,930
Class R	3,548
Class Y	1,649
Registration fees	54,717
Legal, auditing and other professional fees	39,299
Custodian fees and expenses	2,005
Trustees’ compensation	244
Borrowing fees	219
Other	1,154
Total expenses	323,000
Less waivers and reimbursements of expenses	(90,304)
Net expenses	232,696
Net Investment Income	311,250
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	367,828
Foreign currency transactions	11,128
Net realized gain	378,956
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	1,705,904
Translation of assets and liabilities denominated in foreign currencies	(9,607)
Net change in unrealized appreciation/depreciation	1,696,297
Net Increase in Net Assets Resulting from Operations	$2,386,503

See accompanying Notes to Financial Statements.

17        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Operations
Net investment income	$311,250	$87,559
Net realized gain	378,956	72,407
Net change in unrealized appreciation/depreciation	1,696,297	(89,773)

Net increase in net assets resulting from operations	2,386,503	70,193
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(291,807)	(72,061)
Class C	(16,771)	(788)
Class I	(260)	(78)
Class R	(15,784)	(365)
Class Y	(11,559)	(1,396)

	(336,181)	(74,688)
Distributions from net realized gain:
Class A	(67,084)	—
Class C	(2,847)	—
Class I	(63)	—
Class R	(810)	—
Class Y	(1,299)	—

	(72,103)	—
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	5,296,877	10,557,323
Class C	1,559,345	309,720
Class I	—	—
Class R	2,103,742	74,116
Class Y	764,561	196,713

	9,724,525	11,137,872
Net Assets
Total increase	11,702,744	11,133,377
Beginning of period	11,233,377	100,000 [2]

End of period (including accumulated net investment income of $8,597 and $20,874, respectively)	$22,936,121	$11,233,377

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Reflects the value of the Manager’s seed money invested on March 4, 2016.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.08
Net realized and unrealized gain	1.38	0.02

Total from investment operations	1.59	0.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.07)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.29)	(0.07)
Net asset value, end of period	$11.33	$10.03

Total Return, at Net Asset Value[3]	16.11%	0.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,629	$10,628
Average net assets (in thousands)	$13,904	$10,540
Ratios to average net assets:[4]
Net investment income	1.97%	1.87%
Expenses excluding specific expenses listed below	1.82%	1.85%
Interest and fees from borrowings	0.00%[5]	0.00%

Total expenses[6]	1.82%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.32%
Portfolio turnover rate	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.82%
Period Ended October 31, 2016	1.86%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.01	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.12	0.03
Net realized and unrealized gain	1.39	0.03

Total from investment operations	1.51	0.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.05)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.05)
Net asset value, end of period	$11.30	$10.01

Total Return, at Net Asset Value[3]	15.28%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,022	$312
Average net assets (in thousands)	$1,194	$142
Ratios to average net assets:[4]
Net investment income	1.15%	0.74%
Expenses excluding specific expenses listed below	3.13%	2.80%
Interest and fees from borrowings	0.00%[5]	0.00%

Total expenses[6]	3.13%	2.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.11%
Portfolio turnover rate	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	3.13%
Period Ended October 31, 2016	2.81%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class I	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.25	0.10
Net realized and unrealized gain	1.38	0.01

Total from investment operations	1.63	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.08)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.32)	(0.08)
Net asset value, end of period	$11.34	$10.03

Total Return, at Net Asset Value[3]	16.60%	1.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10
Average net assets (in thousands)	$11	$10
Ratios to average net assets:[4]
Net investment income	2.31%	2.19%
Expenses excluding specific expenses listed below	1.49%	1.54%
Interest and fees from borrowings	0.00%	0.00%

Total expenses[5]	1.49%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.99%
Portfolio turnover rate	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.49%
Period Ended October 31, 2016	1.55%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.17	0.04
Net realized and unrealized gain	1.38	0.05

Total from investment operations	1.55	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.06)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.26)	(0.06)
Net asset value, end of period	$11.32	$10.03

Total Return, at Net Asset Value[3]	15.74%	0.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,267	$81
Average net assets (in thousands)	$891	$48
Ratios to average net assets:[4]
Net investment income	1.54%	0.95%
Expenses excluding specific expenses listed below	2.63%	2.26%
Interest and fees from borrowings	0.00%[5]	0.00%

Total expenses[6]	2.63%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.63%
Portfolio turnover rate	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.63%
Period Ended October 31, 2016	2.27%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class Y	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.04	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.24	0.08
Net realized and unrealized gain	1.37	0.03

Total from investment operations	1.61	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.07)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.30)	(0.07)
Net asset value, end of period	$11.35	$10.04

Total Return, at Net Asset Value[3]	16.41%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,007	$202
Average net assets (in thousands)	$459	$142
Ratios to average net assets:[4]
Net investment income	2.21%	1.76%
Expenses excluding specific expenses listed below	2.09%	1.80%
Interest and fees from borrowings	0.00%[5]	0.00%

Total expenses[6]	2.09%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.09%
Portfolio turnover rate	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.09%
Period Ended October 31, 2016	1.81%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2017

1. Organization

Oppenheimer Macquarie Global Infrastructure Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Macquarie Capital Investment Management LLC (the “Sub-Sub-Adviser”). The Fund commenced operations on May 26, 2016.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

24        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

2. Significant Accounting Policies (Continued)

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex- dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

25        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund paid interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$239,782	$220,993	$—	$1,490,698

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

26        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]
$25,899	$12,654	$38,553

3. $25,899, including $16,116 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2017	Period Ended October 31, 2016
Distributions paid from:
Ordinary income	$408,284	$74,688

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$21,392,841

Gross unrealized appreciation	$1,954,915
Gross unrealized depreciation	(464,217)

Net unrealized appreciation	$1,490,698

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

27        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing

28        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

3. Securities Valuation (Continued)

securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Energy	$5,814,947	$328,759	$—	$6,143,706
Financials	894,306	—	—	894,306
Industrials	521,462	5,440,274	—	5,961,736
Utilities	4,366,012	4,530,027	—	8,896,039
Rights, Warrants and Certificates	—	7,343	—	7,343
Investment Company	984,126	—	—	984,126

Total Assets	$12,580,853	$10,306,403	$—	$22,887,256

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

29        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 1**	Transfers out of Level 2**	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Industrials	$—	$204,549	$(204,549)	$—
Utilities	(179,415)	183,337	(183,337)	179,415

Total Assets	$(179,415)	$387,886	$(387,886)	$179,415

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

** Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

30        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

4. Investments and Risks (Continued)

included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

31        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 49% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

32        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2017		Period Ended October 31, 2016[1,2]
	Shares	Amount	Shares	Amount
Class A
Sold	631,787	$6,772,234	1,053,780	$10,557,140
Dividends and/or distributions reinvested	6,524	71,489	335	3,460
Redeemed	(142,236)	(1,546,846)	(323)	(3,277)

Net increase	496,075	$5,296,877	1,053,792	$10,557,323

Class C
Sold	173,986	$1,852,102	30,507	$312,862
Dividends and/or distributions reinvested	1,758	18,857	72	739
Redeemed	(28,009)	(311,614)	(380)	(3,881)

Net increase	147,735	$1,559,345	30,199	$309,720

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	198,449	$2,173,689	8,122	$84,534
Dividends and/or distributions reinvested	1,477	16,331	30	305
Redeemed	(7,810)	(86,278)	(1,059)	(10,723)

Net increase	192,116	$2,103,742	7,093	$74,116

Class Y
Sold	96,839	$1,064,135	19,518	$200,895
Dividends and/or distributions reinvested	1,150	12,481	127	1,309
Redeemed	(29,375)	(312,055)	(532)	(5,491)

Net increase	68,614	$764,561	19,113	$196,713

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2.The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on March 4, 2016. These amounts are not reflected in the table above.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$13,142,406	$3,907,128

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager

33        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.90%
Next $500 million	0.85
Next $4 billion	0.80
Over $5 billion	0.75

The Fund’s effective management fee for the reporting period was 0.90% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer

34        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

8. Fees and Other Transactions with Affiliates (Continued)

receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

35        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2017	$12,863	$—	$—	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.35% for Class A shares, 2.15% for Class C shares, 1.00% for Class I shares, 1.65% for Class R shares and 1.10% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include unusual and infrequent expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$62,515
Class C	11,637
Class I	52
Class R	8,669
Class Y	4,472

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,823
Class C	168
Class R	129
Class Y	64

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $775 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

36        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

37        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Macquarie Global Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Macquarie Global Infrastructure Fund, including the statement of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 26, 2016 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Macquarie Global Infrastructure Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 26, 2016 (commencement of operations) to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 21, 2017

38        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 18.50% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $475,060 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $3,748 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $144,294 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $38,098 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $295,184 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

39        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND

SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into a sub-sub-advisory agreement with Macquarie Capital Investment Management LLC (“MCIM”) whereby MCIM provides investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “MCIM” is referred to as the “Sub-Sub-Adviser”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub-Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board received information regarding the services, fees, and expenses of the Fund.

The Managers and Sub-Sub-Adviser and the independent consultant provided information to the Board and the Board referred to information provided in connection with its most recent consideration and approval of the Advisory, Sub-Advisory and Sub-Sub-Advisory agreements for annual renewal purposes, including: (i) the nature, quality and extent of the Managers’ and Sub-Sub-Adviser’s services, (ii) the fees and projected expenses of the Fund, including estimated and comparative fee and expense information, (iii) the profitability of the Managers, their affiliates, and the Sub-Sub-Adviser, (iv) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (v) other benefits that are expected to accrue to the Managers and Sub-Sub-Adviser from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub-Adviser.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub-Adviser’s key personnel who provide such services. The Sub-Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments and securities trading services. The Managers are responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. The Managers are also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and

40        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services expected to be provided and the quality of the Managers’ and Sub-Sub-Adviser’s resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Brad Frishberg, Anthony Felton and Jonathon Ong, the portfolio managers for the Fund, and the Sub-Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers. The Board concluded, in light of the Managers’ and Sub-Sub-Adviser’s experience, reputation, personnel, operations and resources that the Fund should benefit from the services provided under the Agreements.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Adviser’s fees under the sub-sub-advisory agreement. The Board also considered how the Fund’s expenses compare to a group of similar, unaffiliated funds (“expense peer group”). After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 1.35% for Class A shares, 2.15% for Class C shares, 1.00% for Class I shares, 1.65% for Class R shares and 1.10% for Class Y shares. This fee waiver and/or expense reimbursement may not be amended or terminated for one year from the date of the prospectus, unless approved by the Board. The Board noted that the expenses the Fund bears are competitive with those of its expense peer group.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, reviewing the Fund’s performance since inception to relevant benchmarks or market indices and in relation to the performance of other retail funds in the infrastructure category.

Economies of Scale and Profits To Be Realized by the Managers and the Sub-Sub-Adviser. The Board considered information regarding the Managers’ and Sub-Sub-Adviser’s costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-adviser, including the costs associated with the personnel and systems necessary to manage the

41        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND

SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

Fund, and information regarding the Managers’ and Sub-Sub-Adviser’s profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub-Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub-Adviser. The Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub-Adviser may receive as a result of its relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser and Sub-Sub-Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

42        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2016) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2016) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead

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Edmund P. Giambastiani, Jr., Continued	Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2016) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2016) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2016) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2016) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2016) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer (since 2016) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).An officer of 101 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2016) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2016) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Macquarie Capital Investment Management LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1985.001.1017 December 21, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,600 in fiscal 2017 and $24,900 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, internal controls, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and $525 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $690,716 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $676,888 in fiscal 2017 and $1,289,526 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Macquarie Global Infrastructure Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

By:	/s/ Brian S. Petersen

Brian S. Petersen
Principal Financial Officer
Date:	12/11/2017